SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               December 9, 1996



                           RESORT INCOME INVESTORS, INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                      1-10084                            36-3593298
(State of or other         (Commission File           (I.R.S. Employer
 jurisdiction of                Number)                         Identification
 incorporation)                                                     Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                      60606
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code               (312) 683-3323


ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On December 9, 1996, Resort Income Investors, Inc. (the "Company") dismissed Deloitte & Touche LLP ("D&T") as its independent auditing firm. D&T's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to audit scope. The audit report for 1995 was modified to include explanatory paragraphs with respect to: (1) a change in accounting principles related to the change to the liquidation basis of accounting, effective June 30, 1995; (2) uncertainties related to the realization of assets and satisfaction of liabilities in conjunction with the Company's liquidation; and (3) the emphasis of a matter related to: (a) the formal investigation of the Company by the Securities and Exchange Commission; (b) two purported class actions; and (c) three other actions pending against the Company. During the Company's two most recent fiscal years and the subsequent interim period preceding such dismissal, there have not been any disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors.

      On December 9, 1996, the Company engaged BDO Seidman as the new
independent accountant to audit the Company's financial statements.   During the
Company's two most recent fiscal years, and the subsequent interim period prior to engaging BDO Seidman, the Company has not consulted BDO Seidman regarding:
(i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company and no oral advice was provided that BDO Seidman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(l)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(l)(v) of Regulation S-K). BDO Seidman has reviewed the disclosure contained herein and agrees with the same.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            Exhibits

            16.1 Letter dated December 12, 1996 from Deloitte & Touche LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    RESORT INCOME INVESTORS, INC.
                                    (Registrant)



DATE:  December 16, 1996         By:  /s/ John R. Young
                                    NAME: John R. Young
                                    TITLE:      Chairman of the Board of
                                                Directors, Chief Executive
                                                Officer, President and Chief
                                                Financial Officer

                                                                    EXHIBIT 16.1


Deloitte &
  Touche LLP            Suite 3600              Telephone (303) 292-5400
                        555 Seventeenth Street  Facsimile:(303) 312-4000
                        Denver, Colorado 80202-3942


December 12, 1996


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

      We have read and agree with the comments in Item 4 of Form 8-K of Resort Income Investors, Inc. dated December 9, 1996, except for the last sentence of the first paragraph and all of the second paragraph, for which we have no basis to agree or disagree.

Yours truly,

/s/ Deloitte & Touche LLP













Deloitte Touche
Tohmatsu
International